MASTER
                              PROMISSORY NOTE
                                (this "Note")
$20,000,000.00                                            December  30,  1996

     FOR VALUE RECEIVED, the undersigned, WEINGARTEN REALTY INVESTORS ("Company") promises to pay to the order of TEXAS COMMERCE BANK NATIONAL ASSOCIATION ("Bank"), on or before December 15, 1997 ("Final Maturity Date") at its offices located at 712 Main Street Houston, Texas 77002 in lawful money of the United States of America and in immediately available funds, the principal amount of each loan (a "Loan") shown in Bank's records to have been made by Bank and on the relevant maturity date as set forth in Bank's records. Each Loan shall also have its own date of maturity agreed by Company and Bank which will occur prior to the Final Maturity Date. The rate of interest on each Loan evidenced hereby from time to time shall be the interest rate which shall be determined for each Loan by agreement between Company and Bank but, in no event, shall exceed the maximum interest rate permitted under applicable law ("Highest Lawful Rate"). If Texas law determines the Highest Lawful Rate, Bank has elected the "indicated" (weekly) ceiling as defined in the Texas Credit Code or any successor statute. All past due amounts shall bear interest at a per annum interest rate equal to the Prime Rate plus one percent (1%). The term "Prime Rate" shall mean the prime rate as determined from time to time by Bank and thereafter entered in the minutes of Bank's Loan and Discount Committee, fluctuating upward-or downward automatically, without notice to Company on the business day of each such determination. THE PRIME RATE IS A REFERENCE RATE AND BANK MAY MAKE LOANS AT RATES OF INTEREST AT, ABOVE OR BELOW THE PRIME RATE. Interest on each Loan shall be: (I) computed on the unpaid principal amount of the Loan outstanding from the date of advance until paid; (ii) payable at maturity end thereafter on demand; and
(iii) shall be calculated on the basis of a year of 360 days for the actual days elapsed.
     The total amount of interest (as defined under applicable law) contracted for, charged or collected under this Note will never exceed the Highest Lawful Rate. If Bank contracts for, charges or receives any excess interest, it will be deemed a mistake. Bank will automatically reform the contract or charge to conform to applicable law, and if excess interest has been received, Bank will either refund the excess or credit the excess on the unpaid principal amount of this Note. All amounts constituting interest will be spread throughout the full term of this Note in determining whether interest exceeds lawful amounts.
          Each  of the following is an event of default ("Events of Default"):
          (a) Company shall fail to pay any amount of principal of or interest on this Note when due;
          (b) Company shall fail to pay when due any amount of principal or interest with respect to any obligation to
                    Bank (other than  this  Note);
                    or
          (c) Company shall fall to pay any amount relating to any other recourse indebtedness in excess of $10,000,000 for borrowedmoney or other pecuniary obligation (including any contingent such obligation) or an event or condition shall occur or exist which gives the holder of any such indebtedness or obligation the right or option to accelerate the maturity thereof.
          (d) Company shall commence any bankruptcy, reorganization or similar case or proceeding r elating to it or its property under the law of any jurisdiction, or a trustee or receiver shall be appointed for itself or any substantial part of is property;
          (e) any involuntary bankruptcy, reorganization or similar case or proceeding under the law of any jurisdiction shall have been commenced against Company or any substantial part of its property and such case or proceeding shell not have been dismissed within 60 days, or against Company shall have consented to such case or proceeding; or
          (f) Company shall admit in writing its inability to pay its debts as they become due.
           Upon the happening of any Event of Default specified in paragraphs
(d),(e) or (f) above, automatically the Loans evidenced by this Note
(with accrued interest thereon) shall immediately become due and payable, and upon the happening of an Event of Default specified in paragraphs (a), (b) or
(c) above, Bank may, by notice to Company, declare the Loans evidenced by this Note (with accrued interest thereon) to be due and payable, whereupon the same shall immediately become due and payable. Except as expressly provided above, presentment, demand, protest, notice of intent to accelerate, acceleration and all other notices of any kind are hereby expressly waived.
     The Company hereby agrees to pay on demand, in addition to unpaid principal and interest, all Bank's costs and expenses incurred in attempting or effecting collection hereunder, including the reasonable fees and expense of counsel (which may include, to the extent permitted by applicable law, allocated costs of in-house counsel), whether or not suit is instituted.
     This Note is executed and delivered by Company to evidence Loans which may be made by Bank to Company not to exceed $20,000,000.00. COMPANY UNDERSTANDS THAT BANK HAS NO OBLIGATION TO MAKE ANY LOAN TO COMPANY UNDER THIS NOTE.
     All Loans evidenced by this Note are and will be for business and commercial purposes and no Loan will be used for the purpose of purchasing or carrying any margin stock as that term is defined in Regulation U of the Board of Governors of the Federal Reverse System (the "Board").
     Chapter 15 of the Texas Credit Code does not apply to this Note or to any Loan evidenced by this Note. This Note shall be governed by the laws of the Slate of Texas and the laws of the United States as applicable.
     Bank shall, and is hereby authorized by Company, to record in its records the date, amount, interest rate and due date of each Loan as wall as the date and amount of each payment by the undersigned in respect thereof. Payments may be applied to accrued interest or principal in whatever order Bank chooses.
     Loans evidenced by this Note may not be prepaid. In the event any such prepayment occurs, Company shall indemnify Bank against any loss, liability, damage, cost or expense which Bank may sustain or incur as a consequence thereof, including with out limitation any loss, liability, damage, cost or expense sustained or incurred in liquidating or employing deposits from third parties acquired to effect or maintain such Loan or any part thereof. Bank shall provide to Company a written statement explaining the amount of any such loss or expense, which statement shall be conclusive absent manifest error.
     No waiver of any default shall be deemed to be a waiver of any other default. No failure to exercise or delay in exercising any right or power under this Note shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power preclude any further or other exercise thereof or the exercise of any other right or power. No amendment, modification or waiver of this Note shall be effective unless the same is in writing and signed by the person against whom such amendment, modification or waiver is sought to be enforced. No notice to or demand on any person shall entitle any person to any other or further notice or demand in similar or other circumstances.
     This Note shall be binding upon the successors and assigns of Company and inure to the benefit of Bank, its successors, endorsees and assigns (furthermore, Bank may assign or pledge this Note or any interest therein to any Federal Reserve Bank). If any term or provision of this Note shall be held invalid, illegal or unenforceable the validity of all other terms and provisions will not be effected.
     This Note renewals and extends that certain Master Promissory Note dated June 25,1996, in the original principal sum of $15,000,000.00, executed by the Company, payable to the order of the Bank. THIS NOTE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE  ARE  NO  UNWRITTEN  ORAL  AGREEMENTS  BETWEEN  THE  PARTIES.


                                    WEINGARTEN  REALTY  INVESTORS
                                    By:_______________________________________
                                  Name:_______________________________________
                                 Title:_______________________________________


                                    Weingarten Realty Investors ("the 'trust") is an unincorporated trust organized under the Texas Real Estate Investment Trust Act. Neither the shareholders of the trust, nor its trust managers, officers, employees or other agents are personally, corporately or individually Liable for any debt act, omission or obligation of the trust, and all persons having claims of any kind against the trust must look solely to the property of the trust for the enforcement of the enforcement of their rights.


(The Bank's signature is provided as its acknowledgment of the above as the final written agreement between the parties.)

TEXAS  COMMERCE  BANK  NATIONAL  ASSOCIATION

By:          _______________________________________
Name:        _______________________________________
Title:       _______________________________________